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                                                                    EXHIBIT Q(2)

                                POWER OF ATTORNEY


         The undersigned, a member of the Boards of Directors/Trustees of the Delaware Investments Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints on behalf of each of the Funds listed on Exhibit A, David K. Downes, Wayne A. Stork and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as any of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 1st day of May, 2000.

/s/John H. Durham

John H. Durham

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                                                                   EXHIBIT Q(2)

                                POWER OF ATTORNEY

                                    EXHIBIT A
                           DELAWARE INVESTMENTS FUNDS


DELAWARE GROUP ADVISER FUNDS
DELAWARE GROUP CASH RESERVE
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP EQUITY FUNDS I
DELAWARE GROUP EQUITY FUNDS II
DELAWARE GROUP EQUITY FUNDS III
DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROUP EQUITY FUNDS V
DELAWARE GROUP FOUNDATION FUNDS
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP PREMIUM FUND
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
DELAWARE POOLED TRUST
VOYAGEUR FUNDS
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR INVESTMENT TRUST
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III
VOYAGEUR TAX FREE FUNDS
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.